UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒       Filed by a Party other than the Registrant ☐

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

American Express Company

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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AMERICAN EXPRESS COMPANY 200 VESEY STREET NEW YORK, NY 10285 Your Vote Counts! AMERICAN EXPRESS COMPANY 2025 Annual Meeting of Shareholders Vote by April 28, 2025 11:59 PM ET. For shares held in a Plan, vote by April 24, 2025 11:59 PM ET. V67306-P26222 You invested in AMERICAN EXPRESS COMPANY and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting of Shareholders. This is an important notice regarding the availability of proxy materials for the Annual Meeting of Shareholders to be held on April 29, 2025. Get informed before you vote View the Annual Report, Notice and Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 15, 2025. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. VOTE CONFIRMATION You may confirm that your instructions were received and included in the final tabulation to be issued at the Annual Meeting of Shareholders on April 29, 2025 via the ProxyVote Confirmation link at www.proxyvote.com by using the information that is printed in the box. Vote Confirmation is available 24 hours after your vote is received beginning April 15, 2025, with the final vote tabulation remaining available through June 27, 2025. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camera here and vote without entering a control number Vote Virtually at the Meeting* April 29, 2025 9:00 A.M. Eastern Time Virtually at: www.virtualshareholdermeeting.com/AXP2025 *Please check the meeting materials available or our Investor Relations website (http://ir.americanexpress.com) for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items		Board Recommends
1.	Election of director nominees proposed by the Board of Directors for a term of one year.	
1a.	Michael J. Angelakis	For
1b.	Thomas J. Baltimore	For
1c.	John J. Brennan	For
1d.	Theodore J. Leonsis	For
1e.	Deborah P. Majoras	For
1f.	Karen L. Parkhill	For
1g.	Charles E. Phillips	For
1h.	Lynn A. Pike	For
1i.	Stephen J. Squeri	For
1j.	Daniel L. Vasella	For
1k.	Lisa W. Wardell	For
1l.	Christopher D. Young	For
2.	Ratification of appointment of PricewaterhouseCoopers LLP as independent registered public accounting firm for 2025.	For
3.	Approval, on an advisory basis, of the Company's executive compensation.	For
4.	Shareholder proposal relating to DEI goals in executive pay incentives.	Against
5.	Shareholder proposal relating to civil liberties in advertising services.	Against

The proxies are authorized to vote in their discretion upon any other matter that may properly come before the meeting or any adjournment(s) or postponement(s) thereof.

NOTE: You cannot vote by returning this Notice. To vote the shares, you must vote online or request a paper copy of the proxy materials to receive a proxy card. You may also attend and vote at the meeting.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click "Delivery Settings".

V67307-P26222